                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                      [ ]

Filed by a party other than the Registrant   [X]

Check the appropriate box:

    [X]   Preliminary Proxy Statement

    [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

    [ ]   Definitive Proxy Statement

    [ ]   Definitive Additional Materials

    [ ]   Soliciting Material Pursuant to Section 240.14a-12

                              THE MEXICO FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In its Charter)

                             LAXEY PARTNERS LIMITED
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]   No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)   Title of each class of securities to which transaction applies:

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    (2)   Aggregate number of securities to which transaction applies:

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

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4)   Proposed maximum aggregate value of transaction:

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    (5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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    (1)   Amount Previously Paid:

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    (2)   Form, Schedule or Registration Statement No.:

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    (3)   Filing Party:

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    (4)   Date Filed:

                               Laxey Partners Ltd.
                         Stanley House, 7-9 Market Hill
                          Douglas, Isle of Man, IM1 2BF
                       Tel: 01624 629365 Fax: 01624 623819
                              www.laxeypartners.com

Dear Fellow Stockholder of The Mexico Fund, Inc., (the "Fund"):

Laxey Partners Limited is seeking your support in (1) electing our two nominees to the Board of Directors of the Fund at the Annual Meeting of Stockholders of the Fund scheduled for March 7, 2002 (the "Annual Meeting") and (2) terminating the Fund's investment advisory and management agreement (the "Investment Advisory Agreement") with Impulsora del Fondo Mexico, S.A. de C.V.

Laxey Partners Limited is the manager of The Value Catalyst Fund Limited and Laxey Investors Limited and, through such entities and unaffiliated third party discretionary accounts, we are a large beneficial owner of shares of the Fund. As of the date of this Proxy Statement, we beneficially own approximately 5.6% of the Fund's outstanding shares of Common Stock.

Laxey Partners Limited desires that all stockholders of the Fund, regardless of size, be offered the opportunity of receiving a minimum of 98% of net asset value ("NAV") for all their shares. The resolutions put forward to elect two new directors and to terminate the Investment Advisory Agreement are meant to achieve this end. If stockholders of the Fund wish the opportunity to receive at least 98% of NAV on a regular basis for their shares rather than have to suffer the discount to NAV which has been as high as 30% over the last two years, then we urge stockholders to support our two proposals. While we and other large investors have tried to discuss our concerns with the existing board, we have been forced to put forward these proposals in order to protect the value of our investment in the Fund, consistent with the Fund's corporate governance procedures.

OUR OBJECTIVES:

o To offer all stockholders, regardless of size, the ability to realize at least 98% of NAV for all their shares on a regular basis.

o   To offer stockholders a continuing closed-end fund.

o To facilitate a reorganization of the Fund, by terminating the investment manager's contract and electing two new directors.

We recently filed with the SEC a survey seeking to better understand stockholder sentiment before we filed our proxy statement. We have received a very clear message from a majority of the stockholders of the Fund - they wish to have the opportunity to be able to receive NAV for all of their shares on a regular basis. We note that stockholders have discussed with the Fund and its advisors on many occasions how this might be achieved and the response has been unsatisfactory. While the scheme proposed by the Company for periodic repurchases has the potential to satisfy the stockholders' liquidity needs, we do not believe that, left to their own discretion, the existing Board and investment manager will apply this repurchase policy in a meaningful manner.

We therefore believe that stockholder interests would be best served if the Investment Advisory Agreement were terminated. We would encourage the Fund to solicit competitive proposals for a new investment advisor and to hire an independent investment manager who would be committed to offering a minimum of 98% of NAV on a regular basis to all stockholders of the Fund.

The Laxey nominees, Javier Lozano Alarcon and Xavier Cervantes y Omana, have indicated to us that, if elected to the Board of Directors of the Fund, they will be committed to exploring methods to offer stockholders at least 98% of NAV on a regular basis. We believe that our two nominees will be more committed than the current members of the Board to urging the Fund to take prompt action and will be an important element in achieving stockholders' desires to maximize value. Stockholders should be aware, however, that even if our nominees are elected to the Board of Directors of the Fund they will constitute only two of the seven members of the Board and may not be able to persuade other members of the Board to take any actions that they propose.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE THAT HAS BEEN PROVIDED. You should not return any proxy card sent to you by the Fund if you wish to support our nominees and/or our proposal to terminate the Investment Advisory Agreement. If you have already returned the WHITE proxy card sent to you by the Fund, you have the right to REVOKE that proxy and vote for our nominees and the termination proposal by signing, dating and mailing a later-dated GOLD proxy card in the envelope provided. If you have any questions, please contact Innisfree M&A Incorporated, who is assisting us with this solicitation, toll free at (888) [________].

There are two other matters scheduled to be voted upon at the Annual Meeting - two proposed by the Fund (the approval of a performance fee component to the Fund's investment advisory fee and the adoption of the Fund's proposed share repurchase policy) and one proposed by an unaffiliated stockholder (a recommendation that the Board of Directors expedite the process of converting the Fund to an open-end fund). All of these proposals are included on our GOLD proxy card. You may vote on all of these matters by using our GOLD proxy card. A GOLD proxy card that is returned to us will be voted as you indicate on it. If a GOLD proxy card is returned without a vote indicated thereon, the shares represented thereby will be voted FOR the election of our nominees, FOR the termination of the Investment Advisory Agreement, AGAINST the addition of a performance fee component to the Fund's investment advisory fee, FOR the adoption of the Fund's proposed share repurchase policy, and FOR the recommendation that the Board of Directors convert the Fund to an open-end investment management company. In addition, a GOLD proxy card will be voted in the proxy holders' discretion with respect to such other matters as may properly come before the meeting.

Thank you for your cooperation in helping to cause the Fund to offer a minimum of 98% of NAV on a regular basis to all stockholders of the Fund.

                                        Sincerely yours,



                                        Andrew Pegge
                                        Director
                                        Laxey Partners Limited

                             LAXEY PARTNERS LIMITED

                                 PROXY STATEMENT
                              IN OPPOSITION TO THE
                              BOARD OF DIRECTORS OF
                              THE MEXICO FUND, INC.

              -----------------------------------------------------

                       2002 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                              THE MEXICO FUND, INC.

              -----------------------------------------------------

            PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD

     This proxy statement and the enclosed GOLD proxy card are being furnished to stockholders of The Mexico Fund, Inc., a Maryland corporation (the "Fund" or the "Company"), by Laxey Partners Limited, an Isle of Man company, on behalf of itself and two of its managed companies, The Value Catalyst Fund Limited ("Catalyst") and Laxey Investors Limited ("LIL", collectively, with Laxey Partners Limited and Catalyst, "Laxey"), in connection with the solicitation of proxies from stockholders of the Fund (the "Stockholders") to be used at the 2002 Annual Meeting of Stockholders (the "Annual Meeting"), including any adjournments or postponements thereof and any special meeting which may be called in lieu thereof: (i) to vote FOR the election of two (2) persons (collectively, the "Laxey Nominees") nominated by LIL for election as Class III Directors to the Board of Directors of the Fund (the "Board"); (ii) to vote FOR the termination the Fund's Investment Advisory and Management Agreement (the "Investment Advisory Agreement") with Impulsora del Fondo Mexico, S.A., de C.V. ("Impulsora") not more than 60 days after the date of the Annual Meeting; (iii) to vote AGAINST the approval of the addition of a performance fee component to the Fund's investment advisory fee (the "Advisory Fee"); (iv) to vote FOR the adoption of the Fund's proposed share repurchase policy; and (v) to vote FOR a stockholder proposal that the Stockholders recommend that the Board of Directors expedite the process of converting the Fund to an open-end fund (the "Open-End Proposal"). As nominees for director, Javier Lozano Alarcon and Xavier Cervantes y Omana are also deemed to be participants with Laxey in this proxy solicitation. By virtue of their ownership of Laxey Partners Limited, Colin Kingsnorth and Andrew Pegge may also be deemed to be participants in this solicitation. See "The Laxey Nominees" and Schedule I "Information About Participants" for further information regarding the participants in this solicitation.

     The Fund's principal executive office is located at 1775 Eye Street, N.W., Washington, DC 20006-2401. This proxy statement and the enclosed GOLD proxy card are first being furnished to the Stockholders on or about February[___], 2002.

     The Company has established with the New York Stock Exchange a record date of December 22, 2001 for determining Stockholders entitled to notice of and to vote at the Annual

Meeting (the "Record Date") and March 7, 2002 as the date of the Annual Meeting. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each Share (as defined herein) held on the Record Date. Laxey, together with all of the participants in this solicitation, beneficially owns an aggregate of 2,676,650 shares of the Fund's Common Stock, par value $1.00 per share ("Shares"), which represents approximately 5.9% of the Shares outstanding (based on the most recent Share information publicly disclosed by the Fund). Laxey and all of the participants intend to vote all of their Shares FOR the election of the Laxey Nominees, FOR the termination of the Investment Advisory Agreement, AGAINST the Advisory Fee, FOR the Fund's proposed share repurchase policy, and FOR the Open-End Proposal.

     THIS SOLICITATION IS BEING MADE BY LAXEY AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE FUND.

     A brief summary of the proposals to be presented before the Annual Meeting of which Laxey is aware is set forth below:

ELECTION OF DIRECTORS

     Laxey is soliciting proxies for the election of the Laxey Nominees because it believes that the election of the Laxey Nominees represents the best means for the Stockholders to obtain representatives on the Board who will more accurately reflect the wishes of a majority of the Stockholders. If elected, the Laxey Nominees intend to encourage the other Directors to explore methods to offer Stockholders at least 98% of net asset value ("NAV") for their Shares on a regular basis.

     If elected, the Laxey Nominees will constitute a minority of the current 7 members of the Board. Under the Fund's Amended and Restated Bylaws, a majority of the whole Board constitutes a quorum, and action may be taken by a vote of a majority of the directors when a quorum is present.

TERMINATION OF INVESTMENT ADVISORY AGREEMENT

     Laxey is soliciting proxies for the termination of the Investment Advisory Agreement because Laxey believes that Impulsora has not been acting actively seeking to reduce the discount from NAV of the Shares of the Fund and to increase the liquidity of the Fund's Shares. The Fund has applied for an exemption to allow the Fund to offer in-kind repurchases of at least 5% of its outstanding shares each fiscal year. According to the Fund's proposed program, the Fund would be committed to at least one repurchase offer each fiscal year and each repurchase offer would be for amounts between 1% to 25% of the Fund's outstanding shares, at the Board's discretion. However, Laxey does not believe that the Fund's proposed program will be actively administered by Impulsora or the Board and that actual repurchases will be at or near the minimum levels permitted by the plan. If the proposed plan is not actively administered, Laxey believes it will not provide adequate protection for the Stockholders or meaningfully address the persistent deep discount from NAV, which has been as high as 30% over the last two years. Laxey therefore believes that Stockholder interests would be best served if the Investment Advisory Agreement were terminated. Laxey would encourage the Fund to solicit competitive proposals for a new investment advisor and to hire an independent investment manager who would be committed to exploring methods to offer Stockholders at least 98% of NAV for their shares on a regular basis. Consistent with the Fund's corporate governance procedures, Laxey would encourage the Fund to hire a new investment advisor with experience in both closed-end and open-end funds dealing primarily in Mexican securities.

ADDITIONAL PERFORMANCE FEE COMPONENT

     As indicated in the Fund's proxy statement, the Fund seeks your approval to amend the Investment Advisory Agreement to add a performance adjustment component to the advisory fee of the Fund. As discussed above, Laxey does not believe that Impulsora has acted decisively to achieve maximum Stockholder value. Therefore, Laxey is seeking to terminate the Investment Advisory Agreement and does not support the Advisory Fee proposal.

THE FUND'S PROPOSED REPURCHASE POLICY

     The Board has approved a policy whereby the Fund would offer to repurchase a previously disclosed percentage of Shares from Stockholders at least once each fiscal year.

     As indicated in the Fund's proxy statement, a regulatory filing for exemptive authority to allow the Fund to conduct periodic in-kind repurchases of Shares at no less than 98% of NAV at least once each fiscal year has been pending with the SEC since March 2, 2001. In November 2001, the staff of the SEC informally advised the Fund it intended to provide the Fund with additional comments on the Fund's application. As of the date of this proxy statement, the Fund has not received those comments. Notwithstanding the fact that the SEC has not approved the policy, Stockholders are being asked at the Annual Meeting to approve the adoption of this proposed repurchase policy.

     In concept, Laxey supports the Fund's proposal to adopt the proposed periodic in-kind repurchase policy. Laxey believes that the Fund's proposal is consistent with Laxey's desire for Stockholders to be able to realize at least 98% of NAV for their Shares on regular basis. Laxey believes, however, based on the actions of the Board and Impulsora to date, that the Fund's proposed repurchase policy will not be actively administered by Impulsora or the Board. Other than the very limited repurchases which are required, the amount and frequency of actual repurchases under the Fund's proposal are within the sole discretion of the Board and there is no defined proposed policy as to the frequency or amount of such repurchases. Moreover, the Fund's proposed repurchase policy offers a very limited facility to certain small Stockholders who may not be able to participate in the Fund's repurchase program. Laxey believes that the proposed repurchase policy is a good starting point and supports the approval of the policy, but Laxey also believes that implementation of the policy in a manner which reflects the desires of the Stockholders will only occur if the Laxey Nominees are elected and a new investment advisor is retained.

THE OPEN-END PROPOSAL

     As indicated in the Fund's proxy statement, a Stockholder of the Fund unaffiliated with Laxey has submitted the Open-End Proposal. The Open-End Proposal is in the form of a non-binding recommendation by the Stockholders that the Board convert the Fund to an open-ended fund. Laxey believes that the Open-End Proposal is consistent with Laxey's desire for Stockholders to be able to realize at least 98% of NAV for the Shares on a regular basis and supports the adoption of the Open-End Proposal.

LAXEY RECOMMENDATIONS

     Laxey is soliciting proxies FOR the election of the Laxey Nominees to the Board as Class III Directors, FOR the termination of the Investment Advisory Agreement, AGAINST the Advisory Fee, FOR the Fund's proposed repurchase policy and FOR the Open-End Proposal. Other than the four proposals set forth in the Fund's preliminary proxy statement and Laxey's proposal to terminate the Investment Advisory Agreement, Laxey is not aware of any other proposals to be brought before the Annual Meeting. However, should other proposals be brought before the Annual Meeting of which Laxey is not made aware within a reasonable amount of time prior to the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

                                   IMPORTANT!

     YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. LAXEY URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY TO VOTE FOR THE ELECTION OF THE LAXEY NOMINEES, FOR THE TERMINATION OF THE INVESTMENT ADVISORY AGREEMENT, AGAINST THE ADVISORY FEE, FOR THE FUND'S PROPOSED SHARE REPURCHASE POLICY AND FOR THE OPEN-END PROPOSAL.

     THE LAXEY NOMINEES ARE COMMITTED, SUBJECT TO THEIR FIDUCIARY DUTIES TO THE FUND'S STOCKHOLDERS, TO GIVING ALL STOCKHOLDERS OF THE FUND THE OPPORTUNITY TO RECEIVE THE MAXIMUM VALUE FOR THEIR SHARES. A VOTE FOR THE LAXEY NOMINEES, FOR THE TERMINATION OF THE INVESTMENT ADVISORY AGREEMENT, AGAINST THE ADVISORY FEE, FOR THE FUND'S PROPOSED SHARE REPURCHASE POLICY AND FOR THE OPEN-END PROPOSAL WILL ENABLE YOU -- AS THE OWNERS OF THE FUND -- TO SEND A STRONG MESSAGE TO THE BOARD THAT YOU ARE COMMITTED TO CAUSING THE FUND TO OFFER A MINIMUM OF 98% OF NAV ON A REGULAR BASIS TO ALL STOCKHOLDERS OF THE FUND.

     IF YOUR SHARES ARE REGISTERED IN YOUR OWN NAME, PLEASE SIGN AND DATE THE ENCLOSED GOLD PROXY CARD AND RETURN IT TO LAXEY, IN THE ENCLOSED ENVELOPE TODAY. IF ANY OF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE SIGN, DATE AND RETURN YOUR GOLD PROXY IN THE ENVELOPE PROVIDED AND CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD.

     If you have any questions regarding your proxy, or need assistance in voting your Shares, please call:

                           Innisfree M&A Incorporated
                               501 Madison Avenue
                                   20th Floor
                            New York, New York 10022

                        Call toll-free: (888) [_________]
                Bankers and Brokers Call Collect: (212) 750-5833

                         ELECTION OF CLASS III DIRECTORS

     Laxey is soliciting your proxy in support of the election of its two nominees to the Board of Directors of the Fund. All of the proposals scheduled to be voted upon at the Annual Meeting, including Laxey's proposal to terminate the Investment Advisory Agreement are included in Laxey's GOLD proxy card. If you wish to vote for the Laxey Nominees, you may do so by completing and returning a GOLD proxy card.

WHY YOU SHOULD VOTE FOR THE LAXEY NOMINEES

     Laxey believes that the election of the Laxey Nominees represents the best means for the Stockholders to obtain representatives on the Board who will more accurately reflect the wishes of a majority of the Stockholders. If elected, the Laxey Nominees intend to encourage the other Directors to explore methods to offer Stockholders at least 98% of NAV for their Shares on a regular basis.

     The Board of Directors of the Fund is divided into three classes of Directors, as nearly equal in number as possible. Each class of Directors serves for three years with one class being elected each year. Each year the term of office of one class will expire. The terms of Messrs. Juan Gallardo T. and Augustin Santamarina V. expire this year. As indicated in the Fund's preliminary proxy statement, Mr. Santamarina has decided not to stand for reelection and to retire from the Board effective upon the election of his replacement. Mr. Javier Lozano Alarcon is being nominated by Laxey to be elected to succeed Juan Gallardo T. and Mr. Xavier Cervantes y Omana is being nominated by Laxey to be elected to succeed Augustin Santamarina V.

     Even if the Laxey Nominees are elected to the Board of Directors of the Fund, they will constitute only two of the seven members of the Board of Directors. Accordingly, the Laxey Nominees would not be in a position, without the support of at least two or more of the incumbent members of the Board, to cause any action to be taken, including the exploration of strategic alternatives. There can be no assurance that the incumbent members of the Board will vote with the Laxey Nominees to explore methods to offer Stockholders at least 98% of NAV for their Shares on a regular basis. Laxey believes, however, that Stockholder support for the Laxey Nominees set forth in this proxy statement may encourage the Board to explore methods to offer Stockholders at least 98% of NAV for their Shares on a regular basis.

THE LAXEY NOMINEES

     Laxey is proposing that the Stockholders elect the Laxey Nominees to the Board at the Annual Meeting.

     The following table sets forth the name, business address, age, term of office and length of time served, present principal occupation and principal occupations, positions, offices, directorships or employments for the past five years of each of the Laxey Nominees. See also "Information About Participants". This information has been furnished to Laxey by the Laxey Nominees.

NAME, PRINCIPAL BUSINESS ADDRESS AND AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING THE
                                                  LAST FIVE YEARS; CURRENT DIRECTORSHIPS
Javier Lozano Alarcon                             Mr. Lozano currently serves as the Chairman of Javier
Monte Caucaso 915                                 Lozano y Asociados, S.C., a telecommunications
Despacho 602                                      consulting firm. He is a member of the Mexican Law Bar
Lomas de Chapultepec                              and is a weekly contributor and collaborator covering
CP 11000, Distrito Federal, Mexico                telecommunications matters for "El Financiero", a
Age 39                                            Mexican newspaper and "Formula Financiara", a Mexican
                                                  radio program. Mr. Lozano is currently a professor at
                                                  the Escuela Libre de Derecho in Mexico City and teaches
                                                  telecommunications law at the Universidad Anahuac del
                                                  Sur. Over the last five years, Mr. Lozano has been
                                                  extensively involved in the public telecommunications
                                                  sector. He acted as a liaison between the federal
                                                  government and the electronic print media in addition to
                                                  establishing the broadcasting and publicizing criteria
                                                  for the Ministry of the Interior and federal state-owned
                                                  entities as the Under Minister for Social Communication
                                                  of the Ministry of the Interior. He has served as the
                                                  Chairman of the Federal Telecommunications Commission in
                                                  Mexico in August 1998 and, prior to that, served as the
                                                  Communications Under Minister for the Ministry of
                                                  Communications and Transportation in Mexico.

                                                  Chairman of the Telecomunicaciones de Mexico Board
                                                  (telecommunications company) and the Mexican Postal
                                                  Service; Chairman of the Committee for Restructuring the
                                                  Mexican Satellite System in charge of the satellite
                                                  system privatization process in 1977; Chairman of the
                                                  Governing Board for the Mexican Radio Institute;
                                                  Chairman of the Notimex Board of Directors.

Xavier Cervantes y Omana                          Mr. Cervantes currently serves as the Chairman of the
Bosques de Cidros                                 Board and Chief Executive Officer of GMC de Mexico, S.A.
No 46-303 Bosques de las Lomas                    de C.V., a real estate development company. Mr.
Distrito Federal,  Mexico                         Cervantes has experience as the Chief Executive Officer
Age: 38                                           of Grupo Cierbo, S.A de C.V. promoting and developing
                                                  investment projects and as a Partner in Beficiadora De
                                                  Coco Acapulco S.A de C.V., a company in the
                                                  "agroindustry."

                                                  Chairman, Joseph Allen Asesores, S.A. de C.V., (life
                                                  insurance brokerage company); Member of the Board of
                                                  Trustees, Universidad Anahuac, Mexico City.

     Each of the Laxey Nominees has entered into consulting agreements with Laxey as general advisors on the Mexican economic and political climate. Neither of the Laxey Nominees will receive any compensation from Laxey for their services as a director of the Fund. Laxey has agreed to indemnify the Laxey Nominees against any costs, expenses and other liabilities associated with their nomination and the election contest. Each of Messrs. Lozano and Cervantes has executed a written consent agreeing to be a nominee for election to the Board and to serve as a director if so elected. Neither of the Laxey Nominees has been convicted in any criminal proceedings (excluding traffic violations or similar misdemeanors) over the past ten years. For additional information on the Laxey Nominees and the other participants in this solicitation, please review Schedule I attached hereto.

     The Fund's Bylaws require that 60% of the directors on the Board be Mexican citizens. Each of the Laxey Nominees is a citizen of Mexico. Neither of the Laxey Nominees beneficially owns any Shares of the Fund and neither of the Laxey Nominees is an interested person of the Fund as defined in the Investment Company Act of 1940, as amended.

     Neither Laxey nor any of the Laxey Nominees is adverse to the Fund or any of its subsidiaries in any material pending legal proceedings.

     Laxey does not expect that the Laxey Nominees will be unable to stand for election but, in the event that any such person is unable to do so or for good cause will not serve, and Laxey does not learn of this circumstance a reasonable time before the Annual Meeting, the Shares represented by the enclosed GOLD proxy card will be voted for substitute Laxey Nominees (who would be named after the solicitation of proxies).

                  TERMINATION OF INVESTMENT ADVISORY AGREEMENT

     Laxey seeks to terminate the Investment Advisory Agreement because Laxey believes that Impulsora has not been acting aggressively enough to reduce the discount from NAV of the Shares of the Fund and to increase the liquidity of the Fund's Shares.

PROPOSAL AND SUPPORTING STATEMENT

     As previously provided to the Fund, Laxey's proposal and supporting statement to be presented to Stockholders at the Annual Meeting is as follows:

              RESOLVED: The Investment Advisory and Management
         Agreement between Impulsora del Fondo Mexico, S.A de C.V. and the Fund shall be terminated in accordance with its terms, effective within 60 days after the 2002 Annual Meeting.

              As significant Fund stockholders, we have a vested interest in the Fund's performance and management decisions relating to stockholder value.

              The Fund filed an application with the U.S. Securities and Exchange Commission ("SEC") in March 2001 and is seeking approval for conducting periodic in-kind repurchases of the Fund's outstanding shares each year at 98% of Net Asset Value ("NAV"). The Fund has outlined a proposal to offer a very limited facility to stockholders of approximately 5% annually and we do not believe that the Fund's proposed program, as outlined in the application, provides an adequate facility for the Fund's stockholders. We concur that Fund stockholders desire the opportunity to receive 98% of NAV for their shares. However, the Fund's attempt to limit the required repurchases to approximately 5% annually does not provide meaningful liquidity to the Fund's stockholders and we believe does not address the current wish of stockholders. We believe that the majority of stockholders would support a mechanism that would provide liquidity with respect to at least 50% of the Fund's outstanding shares. Moreover, approval by the SEC of the Fund's application may take a substantial period of time, may require significant changes in the application as submitted by the Fund or may be rejected altogether after an extended review period. We believe it is imperative that the Fund develops a program that can be implemented in a significantly shorter time frame. Since the announcement by the Fund we believe that it is likely there has been a significant change in the stockholder base of the Fund towards stockholders who have reacted to the statements made by the Fund with regard to a repurchase facility at 98% of NAV. Any further delay in implementation of a facility to create substantially greater liquidity for stockholders than the Fund's current 5% proposal is likely to lead to ever more radical restructurings of the Fund. We believe that Impulsora del Fondo Mexico, S.A. de C.V., the current investment advisor ("Impulsora"), has not acted in a manner which would expediently and effectively allow the stockholders of the Fund to maximize their investment. Thus, we seek to terminate the current Investment Advisory Agreement with Impulsora.

BACKGROUND AND RECENT EVENTS

     Laxey has been a holder of the Fund's Shares since March 5, 2001. In August 2000, the President and Fellows of Harvard College ("Harvard"), the largest current Stockholder of the Fund, had sought to undertake to cause the Fund to reduce the significant discount from NAV of the Shares of the Fund, which has been as high as 30% over the last two years. In response to Harvard's actions, the Fund filed the application for exemption with the SEC in March 2001 requesting an exemption from the SEC rules regarding issuer stock repurchases and to propose a periodic in-kind stock repurchase plan. The application stated that it presented novel issues for the SEC and was a case of first impression. Laxey understands that exemptive applications, such as the application filed by the Fund, often take between one to two years for final disposition by the SEC.

     On August 1, 2001, Laxey Partners Limited, together with its two managed companies, Catalyst and LIL, made a joint filing to the SEC on a Schedule 13D. In the Schedule 13D, Laxey stated that it might submit one or more proposals for consideration by the Stockholders at the Annual Meeting.

     In September 2001, Laxey contacted the Fund telephonically to discuss Laxey's concerns regarding the Fund's deep discount to NAV and how the Fund's management intended to address the issue. Disappointed with the lack of response, Laxey then sent a letter to the Fund on September 26, 2001, requesting advice regarding the Fund's persistent deep discount from NAV and again expressing its dissatisfaction with the manner in which the Fund was handling the deep discount issue.

     On September 28, 2001, Laxey received a letter from the Fund that referenced the application but offered no other suggestions for dealing with the Fund's discount from NAV.

     In light of the Fund's lack of responsiveness to Stockholders' concerns about the persistent discount to NAV and the flaws inherent in its application, on December 21, 2001, Laxey Limited Partners, on behalf of itself and the two funds which it manages, Catalyst and LIL, nominated its own slate of directors and submitted a proposal to the Fund to terminate the Investment Advisory Agreement within 60 days following the date of the Annual Meeting.

     During January 2002, Laxey filed with the SEC a survey seeking to better understand Stockholder sentiment prior to filing this proxy statement. A majority of the Stockholders indicated their wish to have the opportunity to be able to receive NAV for all of their Shares on a regular basis.

     In concept, Laxey supports the Fund's proposal to adopt the proposed periodic in-kind repurchase policy. Laxey believes that the Fund's proposal is consistent with Laxey's desire for Stockholders to be able to realize at least 98% of NAV for their Shares on regular basis. Laxey believes, however, based on the actions of the Board and Impulsora to date, that the Fund's proposed repurchase policy will not be actively administered by Impulsora or the Board. Other than the very limited repurchases which are required, the amount and frequency of actual repurchases under the Fund's proposal are within the sole discretion of the Board and there is no defined proposed policy as to the frequency or amount of such repurchases. Moreover, the Fund's proposed repurchase policy offers a very limited facility to certain small Stockholders who may not be able to participate in the Fund's repurchase program. Laxey believes that the proposed repurchase policy is a good starting point and supports the approval of the policy, but Laxey also believes that implementation of the policy in a manner which reflects the desires of the Stockholders will only occur if the Laxey Nominees are elected and a new investment advisor is retained.

     Laxey believes that the Fund's proposed plan as set forth in the application, even if the SEC eventually approves it in its current form, will not be actively administered by Impulsora or the Board and that actual repurchases will be at or near the minimum levels permitted by the plan. If the proposed plan is not actively administered, Laxey believes it will not provide adequate protection for the Stockholders or meaningfully address the persistent deep discount from NAV, which has been as high as 30% over the last two years. Thus, more meaningful action is required and Laxey believes that Impulsora is not prepared to seek such action or apply the Fund's proposed plan in a meaningful manner. Accordingly, Laxey believes that the termination of the Investment Advisory Agreement is in the best interests of the Stockholders of the Fund and recommends that Stockholders vote FOR the termination of the Investment Advisory Agreement.

     If a majority of the outstanding voting securities vote to terminate the Investment Advisory Agreement and a successor investment advisor is not selected by the Company within 60 days after termination, the Investment Advisory Agreement provides that, in such an event, the previous advisor will act solely to dispose of the Company's assets in an orderly manner and will receive compensation provided for in the Investment Advisory Agreement until such disposition is completed. Under the Investment Advisory Act of 1940, as amended, in the event that the previous Investment Advisory Agreement, which was approved by a majority of the Fund's outstanding voting securities, is terminated and no successor is immediately selected, the Board may select an interim investment advisor for a period not to exceed 150 days following the date on which the previous investment advisory agreement was terminated. A new investment advisory agreement would require votes of the Board and the Stockholders of the Fund.

     Because this proposal relates to the termination of the Investment Advisory Agreement, included in Schedule III to this proxy statement is information that Stockholders may wish to consider concerning the Investment Advisory Agreement. As Laxey has no independent knowledge regarding this information, its presentation is based entirely on disclosures contained in the Fund's proxy statement.

                   APPROVAL OF A PERFORMANCE FEE COMPONENT TO
                        THE INVESTMENT ADVISORY AGREEMENT

     The Fund has proposed the addition of a performance fee component to the Investment Advisory Agreement. The addition of this component requires the approval of the Stockholders.

     Based on information contained in the Fund's proxy statement, the performance adjustment would work as follows: For every 1% difference in the Fund's performance against the IFCG Mexico Index, the Fund's advisory fee would be adjusted up or down by 0.025%, up to a maximum adjustment of 0.25%, would be calculated monthly and would be based on the Fund's performance against the IFCG Mexico Index for the most recent 12 months (the "Performance Adjustment"). If the Fund were to outperform the IFCG Mexico Index during the most recent 12 months, the Fund's advisory fee would increase by a positive Performance Adjustment. If the Fund were to underperform the IFCG Mexico Index during the most recent 12 months, the advisory fee paid to the Fund's investment advisor would be reduced by the Performance Adjustment.

     Based on information contained in the Fund's proxy statement, if the Performance Adjustment were in place during the fiscal year of the Fund ended October 31, 2001, Impulsora would have received $6,465,656 ($100,157 more than the advisory fees actually received for such fiscal year).

     Laxey does not support the Advisory Fee proposal. According to the Fund's proxy statement, the purpose of the Fund's proposal to attach a performance related fee adjustment to

Impulsora's advisory fees would be to further align the interests of the management of the Fund with the interests of the Stockholders. Laxey believes that increasing Stockholder value should already be a priority for Impulsora without having to add any additional performance related incentives. As discussed above, Laxey does not believe that Impulsora has acted decisively to achieve maximum Stockholder Value and that Impulsora will not apply the Fund's proposed repurchase policy in a meaningful manner. Therefore, Laxey is seeking to terminate the Investment Advisory Agreement and does not support the Advisory Fee Proposal.

             APPROVAL OF THE FUND'S PROPOSED SHARE REPURCHASE POLICY

     The Fund has proposed a periodic in-kind share repurchase policy to be implemented in order to increase Stockholder value. A regulatory filing for exemptive authority to conduct the in-kind share repurchases has been pending with the SEC since March 2, 2001. According to the Fund's proxy statement, in November 2000, the staff at the SEC informally advised the Fund it intended to provide the Fund with additional comments on the Fund's application. The Fund has not received such comments as of the date of their preliminary proxy statement. Notwithstanding that fact that the SEC has not approved the Fund's application, the Stockholders are being asked at the Annual Meeting to approve of the adoption of the proposed repurchase policy. According to the description of the policy in the Fund's preliminary proxy statement, the Fund may offer to Stockholders a minimum of 5% of the Fund's outstanding Shares to be repurchased by the Fund. The repurchases could occur as frequently as quarterly or semi-annually, at the Board's the sole discretion, but must occur at least annually. Stockholders submitting Shares to be repurchased pursuant to an offer under the policy would receive an in-kind pro-rata distribution of equity portfolio securities with certain restrictions as indicated in the Fund's application.

     In concept, Laxey supports the Fund's proposal to adopt the proposed periodic in-kind repurchase policy. Laxey believes that the Fund's proposal is consistent with Laxey's desire for Stockholders to be able to realize at least 98% of NAV for their Shares on regular basis. Laxey believes, however, based on the actions of the Board and Impulsora to date, that the Fund's proposed repurchase policy will not be actively administered by Impulsora or the Board. Other than the very limited repurchases which are required, the amount and frequency of actual repurchases under the Fund's proposal are within the sole discretion of the Board and there is no defined proposed policy as to the frequency or amount of such repurchases. Moreover, the Fund's proposed repurchase policy offers a very limited facility to certain small Stockholders who may not be able to participate in the Fund's repurchase program. Laxey believes that the proposed repurchase policy is a good starting point and supports the approval of the policy, but Laxey also believes that implementation of the policy in a manner which reflects the desires of the Stockholders will only occur if the Laxey Nominees are elected and a new investment advisor is retained.

                          RECOMMENDATION THAT THE BOARD
             EXPEDITE THE PROCESS OF CONVERTING TO AN OPEN-END FUND

     As indicated in the Fund's proxy statement, a stockholder of the Fund unaffiliated with Laxey has submitted the Open-End Proposal. The Open-End Proposal is in the form of a non-binding recommendation by the Stockholders that the Board convert the Fund to an open-ended fund. Laxey believes that the Open-End Proposal is consistent with Laxey's desire for Stockholders to be able to realize at least 98% of NAV for the Shares on a regular basis and supports the adoption of the Open-End Proposal.

                              LAXEY RECOMMENDATIONS

     Laxey is soliciting proxies FOR the election of the Laxey Nominees to the Board as Class III Directors, FOR the termination of the Investment Advisory Agreement, AGAINST the Advisory Fee, FOR the Fund's proposed repurchase policy and FOR the Open-End Proposal. Other than the four proposals set forth in the Fund's preliminary proxy statement and Laxey's proposal to terminate the Investment Advisory Agreement, Laxey is not aware of any other proposals to be brought before the Annual Meeting. However, should other proposals be brought before the Annual Meeting of which Laxey is not made aware within a reasonable amount of time prior to the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

     YOU ARE URGED TO VOTE FOR THE ELECTION OF THE LAXEY NOMINEES, FOR THE TERMINATION OF THE INVESTMENT ADVISORY AGREEMENT, AGAINST THE ADVISORY FEE, FOR THE FUND'S PROPOSED REPURCHASE POLICY AND FOR THE OPEN-END PROPOSAL ON THE ENCLOSED GOLD PROXY CARD.

                           VOTING AND PROXY PROCEDURES

     Only Stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Based on publicly available information, Laxey believes that the only outstanding class of securities of the Fund entitled to vote at the Annual Meeting is the Shares. Each Share is entitled to one vote on each matter as may properly be brought before the Fund meeting. According to the Fund's proxy statement, there are 45,456,232 Shares issued and outstanding as of the Record Date.

     Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Laxey Nominees as Class III directors of the Fund, FOR the termination of the Investment Advisory Agreement, AGAINST the Advisory Fee, FOR the Fund's proposed repurchase policy, FOR the Open-End Proposal and, in the discretion of the persons named as proxies, on all other matters as may properly come before the Annual Meeting of which Laxey is not made aware within a reasonable amount of time prior to the Annual Meeting. Laxey recommends that stockholders vote FOR the election of the two Laxey Nominees, FOR the termination of the Investment Advisory Agreement, AGAINST the Advisory Fee, FOR the Fund's proposed repurchase policy and FOR the Open-End Proposal.

     Election of the Laxey Nominees as Directors requires the affirmative vote of a plurality of the Shares represented and entitled to vote at the Annual Meeting. The presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund is required to constitute a quorum at the Meeting. Termination of the Investment Advisory Agreement requires the vote of a majority of the outstanding Shares of such Fund and not more that 60 days' written notice to Impulsora. The adoption of an amendment to the Investment Advisory Agreement adopting a performance fee component and approval of a fundamental policy requiring periodic in-kind repurchases will require the approval of the lesser of: (1) 67% of the Fund's Shares present at a meeting at which holders of more than 50% of the outstanding Shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding Shares. Approval of the Open-End Proposal will require the approval of the majority of votes validly cast at the Meeting.

     Stockholders of the Fund may revoke their proxies at any time prior to its exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy that is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Laxey, in care of Innisfree M&A Incorporated, at the address set forth on the back cover of this proxy statement or to the Fund at 1775 Eye Street, N.W., Washington, DC 20006-2401 or any other address provided by the Fund. Although a revocation is effective if delivered to the Fund, Laxey requests that either the original or photostatic copies of all revocations be mailed to Laxey, in care of Innisfree M&A Incorporated, at the address set forth on the back cover of this Proxy Statement so that Laxey will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.

     THE GOLD PROXY CARD CONTAINS ALL PROPOSALS SCHEDULED TO BE VOTED UPON AT THE ANNUAL MEETING OF STOCKHOLDERS. LAXEY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE LAXEY NOMINEES AS CLASS III DIRECTORS OF THE FUND, FOR THE TERMINATION OF THE INVESTMENT ADVISORY AGREEMENT, AGAINST THE ADVISORY FEE, FOR THE FUND'S PROPOSED REPURCHASE POLICY AND FOR THE OPEN-END PROPOSAL. IF YOU WISH TO VOTE, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. A GOLD PROXY CARD THAT IS RETURNED TO LAXEY OR ITS AGENT WILL BE VOTED AS THE STOCKHOLDER INDICATES THEREON. IF A GOLD PROXY CARD IS RETURNED WITHOUT A VOTE INDICATED THEREON, IT WOULD BE VOTED CONSISTENTLY WITH LAXEY'S RECOMMENDATIONS SET FORTH ABOVE.

                             SOLICITATION OF PROXIES

     Laxey is making the solicitation of proxies pursuant to this proxy statement. Proxies may be solicited by mail, facsimile, telephone, telegraph, in person and by advertisements. Certain directors, officers and employees of Laxey, none of whom will receive additional compensation for such solicitation, may make solicitations.

     Laxey has retained Innisfree M&A Incorporated for solicitation and advisory services in connection with this solicitation, for which Innisfree M&A Incorporated will receive a fee not to exceed $[________], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Innisfree M&A Incorporated will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Laxey has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. Laxey will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Innisfree M&A Incorporated will employ approximately sixty-five (65) persons to solicit Stockholders for the Annual Meeting.

     Laxey does not currently intend to seek reimbursement of the costs of this solicitation from the Fund but may decide to do so in the future in the event that the Laxey Nominees are elected and/or Laxey's proposal is approved. Costs of this solicitation of proxies are currently estimated to be approximately $[_______]. Laxey estimates that, through the date hereof, its expenses in connection with this solicitation are approximately [$_______].

                                OTHER INFORMATION

     According to the Fund's proxy statement, if a Stockholder intends to present a proposal at the 2003 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund's Proxy Statement and form of proxy for that meeting, the Stockholder must deliver the proposal to the offices of the Fund by September 25, 2002 for consideration by the Fund.

     Stockholders wishing to present proposals at the 2003 Annual Meeting of Stockholders of the Fund not to be included in the Fund's proxy materials should send written notice to the Secretary of the Fund of such proposals by December 7, 2002 but no earlier than November 7, 2002 in the form prescribed in the Fund's By-Laws.

                       CERTAIN INFORMATION ABOUT THE FUND

     The Mexico Fund, Inc. is a Maryland corporation with its principal executive office located at 1775 Eye Street, N.W., Washington, DC 20006-2401. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Reports, registration statements, proxy statements and other information filed by the Fund with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W. Room 1024, Washington, DC 20549. Documents filed electronically by the Fund are also available at the SEC's Web site (http://www.sec.gov).

     The Fund's proxy statement contains information regarding:

o    number of Shares outstanding as of the record date;

o    establishment of a quorum;

o    vote required for approval of proposals;

o    treatment of abstentions and "broker non-votes;"

o    admission requirements for the Annual Meeting;

o ownership of Shares by directors and executive officers of the Fund and by other persons who own more than 5% of the outstanding Shares;

o    background of the Fund's nominees for election to the Board;

o compensation paid and payable to the Fund's directors and executive officers;

o    committees of the Board and their responsibilities;

o    meetings of the Board and certain committees thereof;

o requirements regarding the submission of Stockholder proposals to be considered for inclusion in the Fund's proxy statement for the 2003 Annual Meeting of Stockholders and the date after which notice of a stockholder proposal submitted is considered untimely; and

o    revocability of proxies.

     Laxey assumes no responsibility for the accuracy or completeness of such information.

                    OTHER MATTERS AND ADDITIONAL INFORMATION

     Laxey is unaware of any other matters to be considered at the Annual Meeting. Should other proposals be brought before the Annual Meeting of which Laxey is not made aware within a reasonable amount of time prior to the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

February[__], 2002                     LAXEY PARTNERS LIMITED
                                       (on behalf of itself and as attorney-in-fact for the participants in this solicitation)

                                       By:
                                          ------------------------------------
                                          Andrew Pegge, Director

                                   SCHEDULE I

                         INFORMATION ABOUT PARTICIPANTS

         Laxey is soliciting proxies on behalf of itself and its two managed companies, The Value Catalyst Fund Limited, a Cayman Islands company, and Laxey Investors Limited, a British Virgin Islands company. By virtue of their ownership of Laxey, Colin Kingsnorth and Andrew Pegge may be deemed to be participants in this solicitation. By virtue of their role as Laxey Nominees, Javier Lozano Alarcon and Xavier Cervantes y Omana may be deemed to be participants in this solicitation. Similar information for the Laxey Nominees is located under the caption "The Laxey Nominees" of this proxy statement, which information is incorporated by reference into this Schedule I.

The Value Catalyst Fund Limited, a Cayman Islands company ("Catalyst"):

Catalyst is a private investment company formed in May 2000 and created to allow investors to take advantage of investment opportunities in closed-end funds and similar investment entities. The address of Catalyst's principal business and principal office is P.O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies. As of the date of mailing of this proxy statement, Catalyst is the beneficial owner of 1,193,400 Shares of the Fund.

Laxey Investors Limited, a British Virgin Islands company ("LIL"):

LIL is a private investment company formed in March 1999 and created to allow investors to take advantage of investment opportunities in closed-end funds and similar investment entities. The address of LIL's principal business and principal office is Akara Building, 24 De Castro Street, Wickams Cay I, Road Town, Tortola, British Virgin Islands. As of the date of mailing of this proxy statement, LIL is the beneficial owner of 1,125,460 Shares of the Fund.

Laxey Partners Limited, an Isle of Man company:

Laxey Partners Limited is the investment manager for each of Catalyst and LIL, subject to the overall control of the directors of each of these entities. Formed in November 1998, Laxey Partners Limited is a global active value fund manager specializing in arbitrage-led investment. The address of Laxey Partners Limited's principal business and principal office is Stanley House, 7-9 Market Hill, Douglas, Isle of Man IM1 2BF. As of the date of mailing of this proxy statement, Laxey Partners Limited is the beneficial owner of 2,551,650 Shares of the Fund.

Colin Kingsnorth, a British citizen; and Andrew Pegge, a British citizen:

Each of Messrs. Kingsnorth and Pegge own one half of the outstanding equity of Laxey Partners Limited. Mr. Kingsnorth's principal occupation is that of portfolio manager and director of Laxey Partners (UK) Limited. His business address is 28 Chelsea Wharf, Lots Road, London, SW10 0QJ, United Kingdom. Mr. Pegge's principal occupation is also that of portfolio manager and director of Laxey Partners Limited and his business address is Stanley House, 7-9 Market

Hill, Douglas, Isle of Man, IM1 2BF, United Kingdom. As of the date of mailing of this proxy statement, each of Messrs. Kingsnorth and Pegge is the beneficial owner of 2,551,650 Shares of the Fund.

         Attached hereto is Schedule II which sets forth information concerning purchases and sales of Shares of the Fund by the participants in this solicitation during the last two years.

         Neither the soliciting participants nor any associate of the soliciting participants nor the Laxey Nominees have any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.

         During the past five years, none of the participants in this solicitation has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, Federal or state securities laws or finding any violation with respect to such laws.

         Neither the soliciting participants nor any associate of the soliciting participants nor the Laxey Nominees have any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.

                                   SCHEDULE II

                   TRANSACTIONS IN THE SECURITIES OF THE FUND

         Except as disclosed in this Proxy Statement, none of the participants in this solicitation has, or had, any interest, direct or indirect, by security holdings or otherwise, in the Fund. The following table sets forth certain information with respect to purchases and sales of Shares of the Fund by the participants in this solicitation within the past two years. Shares beneficially owned by Laxey Partners Limited include Shares purchased through one or more unaffiliated third party discretionary accounts managed by Laxey (the "Laxey Accounts").

    -------------------------------------------------------------------------
                                       LIL
    -------------------------------------------------------------------------
           DATE OF PURCHASE (SALE)                 NUMBER OF SHARES
    -------------------------------------------------------------------------
                   03/05/01                             22,000
    -------------------------------------------------------------------------
                   03/05/01                              7,700
    -------------------------------------------------------------------------
                   03/06/01                              2,400
    -------------------------------------------------------------------------
                   03/06/01                             10,000
    -------------------------------------------------------------------------
                   03/22/01                             25,000
    -------------------------------------------------------------------------
                   03/23/01                             15,000
    -------------------------------------------------------------------------
                   03/30/01                             10,600
    -------------------------------------------------------------------------
                   04/03/01                             15,000
    -------------------------------------------------------------------------
                   04/04/01                             13,900
    -------------------------------------------------------------------------
                   04/05/01                              5,500
    -------------------------------------------------------------------------
                   04/23/01                             20,000
    -------------------------------------------------------------------------
                   04/26/01                             30,000
    -------------------------------------------------------------------------
                   05/10/01                              2,100
    -------------------------------------------------------------------------
                   05/11/01                              3,100
    -------------------------------------------------------------------------
                   05/14/01                             16,100
    -------------------------------------------------------------------------
                   05/16/01                            175,000
    -------------------------------------------------------------------------
                   05/15/01                            200,000
    -------------------------------------------------------------------------
                   05/18/01                             27,200
    -------------------------------------------------------------------------
                   05/30/01                             17,100
    -------------------------------------------------------------------------
                   05/31/01                             17,300
    -------------------------------------------------------------------------
                   06/05/01                             42,400
    -------------------------------------------------------------------------
                   06/06/01                             25,400
    -------------------------------------------------------------------------
                   06/13/01                             50,500
    -------------------------------------------------------------------------
                   06/14/01                              5,000
    -------------------------------------------------------------------------
                   06/20/01                             17,000
    -------------------------------------------------------------------------
                   06/28/01                                600
    -------------------------------------------------------------------------
                   06/29/01                              1,900
    -------------------------------------------------------------------------
                   07/05/01                              5,000
    -------------------------------------------------------------------------
                   07/06/01                              6,300
    -------------------------------------------------------------------------
                   07/09/01                             37,900
    -------------------------------------------------------------------------
                   07/11/01                             93,500
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
                   07/12/01                             40,000
    -------------------------------------------------------------------------
                   07/13/01                              7,500
    -------------------------------------------------------------------------
                   07/19/01                              5,000
    -------------------------------------------------------------------------
                   07/20/01                              9,500
    -------------------------------------------------------------------------
                   07/23/01                              5,000
    -------------------------------------------------------------------------
                   07/24/01                              5,600
    -------------------------------------------------------------------------
                   07/30/01                              1,800
    -------------------------------------------------------------------------
                   07/31/01                             60,000
    -------------------------------------------------------------------------
                   07/31/01                             60,000
    -------------------------------------------------------------------------
                   08/01/01                             37,700
    -------------------------------------------------------------------------
                   08/03/01                             28,500
    -------------------------------------------------------------------------
                   08/16/01                             10,000
    -------------------------------------------------------------------------
                   10/25/01                              1,860
    -------------------------------------------------------------------------
                   01/23/02                            (50,000)
    -------------------------------------------------------------------------
                   01/24/02                            (17,500)
    -------------------------------------------------------------------------
                             LAXEY PARTNERS LIMITED
    -------------------------------------------------------------------------
               DATE OF PURCHASE                    NUMBER OF SHARES
    -------------------------------------------------------------------------
                   11/02/01                                100
    -------------------------------------------------------------------------
                   11/02/01                                 50
    -------------------------------------------------------------------------
                                 LAXEY ACCOUNTS
    -------------------------------------------------------------------------
               DATE OF PURCHASE                     NUMBER OF SHARES
    -------------------------------------------------------------------------
                   11/29/01                            130,000
    -------------------------------------------------------------------------
                   08/02/01                             28,500
    -------------------------------------------------------------------------
                   08/10/01                              2,000
    -------------------------------------------------------------------------
                   08/23/01                              3,700
    -------------------------------------------------------------------------
                   08/28/01                             18,800
    -------------------------------------------------------------------------
                   08/29/01                             14,700
    -------------------------------------------------------------------------
                   08/31/01                             20,000
    -------------------------------------------------------------------------
                   09/04/01                              8,800
    -------------------------------------------------------------------------
                   09/20/01                              2,800
    -------------------------------------------------------------------------
                   09/24/01                              2,100
    -------------------------------------------------------------------------
                   10/25/01                               1,240
    -------------------------------------------------------------------------
                                    CATALYST
    -------------------------------------------------------------------------
           DATE OF PURCHASE (SALE)                 NUMBER OF SHARES
    -------------------------------------------------------------------------
                   02/16/01                              5,000
    -------------------------------------------------------------------------
                   03/05/01                             78,000
    -------------------------------------------------------------------------
                   03/05/01                             29,800
    -------------------------------------------------------------------------
                   03/06/01                            100,000
    -------------------------------------------------------------------------
                   03/08/01                              2,800
    -------------------------------------------------------------------------
                   03/09/01                            187,300
    -------------------------------------------------------------------------
                   03/12/01                             60,000
    -------------------------------------------------------------------------
                   03/15/01                             69,300
    -------------------------------------------------------------------------
                   03/16/01                              3,000
    -------------------------------------------------------------------------
                   03/19/01                             10,000
    -------------------------------------------------------------------------
                   03/20/01                            200,000
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
                   03/21/01                             10,000
    -------------------------------------------------------------------------
                   03/22/01                             30,000
    -------------------------------------------------------------------------
                   03/23/01                             30,000
    -------------------------------------------------------------------------
                   03/26/01                              1,500
    -------------------------------------------------------------------------
                   03/29/01                              1,000
    -------------------------------------------------------------------------
                   04/03/01                             15,000
    -------------------------------------------------------------------------
                   04/05/01                              5,500
    -------------------------------------------------------------------------
                   04/12/01                              1,900
    -------------------------------------------------------------------------
                   04/23/01                             71,100
    -------------------------------------------------------------------------
                   04/26/01                             55,000
    -------------------------------------------------------------------------
                   05/16/01                             75,000
    -------------------------------------------------------------------------
                   05/31/01                             17,300
    -------------------------------------------------------------------------
                   06/05/01                             42,400
    -------------------------------------------------------------------------
                   06/18/01                             50,000
    -------------------------------------------------------------------------
                   06/19/01                            100,000
    -------------------------------------------------------------------------
                   01/23/02                            (50,000)
    -------------------------------------------------------------------------
                   01/24/02                             (7,500)
    -------------------------------------------------------------------------

No separate transactions were undertaken by Kingsnorth or Pegge during the above time period. No separate transactions were undertaken by Messrs. Lozano and Cervantes during the above time period.

As of the date of mailing of this proxy statement, the beneficial ownership, direct and indirect, of the participants in this solicitation are as follows:
Catalyst, together with Laxey Partners Limited, Kingsnorth and Pegge, are the beneficial owners of 1,193,400 Shares, which represent approximately 2.7% of the issued and outstanding Shares of the Fund. LIL, together with Laxey Partners Limited, Kingsnorth and Pegge, are the beneficial owners of 1,125,460 Shares, which represents approximately 2.6% of the issued and outstanding Shares of the Fund. Laxey Partners Limited, Kingsnorth and Pegge, are the beneficial owners, through Laxey Partners Limited's discretionary authority over the Laxey Accounts, of the 232,640 Shares held in the Laxey Accounts, which represents approximately 0.5% of the issued and outstanding Shares of the Fund. The Laxey Accounts are terminable at any time by the respective third parties, for which the Laxey Accounts are held, upon providing written notice to Laxey Partners Limited. In addition, Laxey Partners Limited, together with Kingsnorth and Pegge, are the beneficial owners of 150 Shares. Accordingly, Laxey Partners Limited, Kingsnorth and Pegge are beneficial owners of an aggregate of 2,551,650 Shares, constituting approximately 5.6% of the issued and outstanding Shares of the Fund. Messrs. Lozano and Cervantes are not the beneficial owners of any Shares.

                                  SCHEDULE III

INFORMATION CONCERNING THE FUND'S INVESTMENT ADVISOR, THE INVESTMENT ADVISORY AGREEMENT AND CERTAIN OTHER MATTERS

         The following information relating to Impulsora, the Investment Advisory Agreement and certain other matters is included here because it may be required by the rules of the Securities and Exchange Commission in a proxy statement that contains proposals relating to the continuation or termination of the Investment Advisory Agreement. This information is based entirely upon the disclosure in the Fund's proxy statement, and Laxey has no independent knowledge concerning its accuracy.

         Impulsora, the Fund's current investment advisor, has its principal office at 77 Aristoteles Street, 3rd Floor, Polanco, 11560 Mexico D.F., Mexico. Impulsora has served as the investment adviser of the Fund from the time the Fund was established in 1981. The Investment Advisory Agreement was last approved by the Stockholders in 1990.

         Pursuant to the Investment Advisory Agreement, the Adviser receives an advisory fee at the rate of 0.85% of the Fund's average daily net assets up to $200 million, 0.70% of such assets between $200 million and $400 million, and 0.60% of such assets in excess of $400 million. For the fiscal year ended October 31, 2001, total advisory fees paid by the Fund to the Adviser aggregated $6,365,499 based on average net assets for the fiscal year of approximately $943,969,059. Impulsora is a Mexican corporation incorporated in 1980 in order to serve as investment advisor to the Fund, and was a wholly owned subsidiary of Impulsora del Fondo Mexico Controladora, S.A. de C.V. until October 13, 2000 when the two companies merged.

         Pursuant to an Administrative Services Agreement, effective April 1, 1994, which was amended and restated as of June 30, 2001, Impulsora also provides certain administrative services to the Fund which were previously performed by the Fund's Trustee, including the determination and publication of the net asset value of the Fund, the provision of assistance to the Fund to enable the Fund to maintain its books and records in accordance with applicable United States and Mexican law and the provision of assistance to the Fund's auditors in the preparation and filing of tax reports and returns. The Fund pays Impulsora an annual fee of 0.07% of average daily net assets of the Fund, as compensation for services provided under the Administrative Services Agreement.

                                   IMPORTANT!

         Your vote is important. No matter how many Shares you own, please give Laxey your proxy FOR the election of Laxey Nominees, FOR the termination of the Investment Advisory Agreement, AGAINST the approval of the Advisory Fee, FOR the adoption of the Fund's proposed share repurchase policy and FOR the Open-End Proposal by taking three steps:

         1.   SIGNING the enclosed GOLD proxy card,

         2.   DATING the enclosed GOLD proxy card, and

         3. MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

         If any of your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please sign, date and return your GOLD proxy in the envelope and contact the person responsible for your account and instruct that person to execute the GOLD proxy card representing your Shares. Laxey urges you to confirm in writing your instructions to Laxey at the address provided below so that Laxey will be aware of all instructions given and can attempt to ensure that such instructions are followed.

         PLEASE DO NOT RETURN ANY PROXY CARD SUPPLIED TO YOU BY THE FUND, EVEN TO VOTE AGAINST THEIR NOMINEES, AS IT MAY REVOKE YOUR PREVIOUS PROXY. REMEMBER, ONLY YOUR LATEST-DATED PROXY COUNTS.

         If you have any questions or require any additional information concerning this proxy statement, please contact Laxey's proxy solicitor, Innisfree M&A Incorporated, at the address set forth below.


                           Innisfree M&A Incorporated
                               501 Madison Avenue
                                   20th Floor
                            New York, New York 10022


                        Call toll-free: (888) [________]
                Bankers and Brokers Call Collect: (212) 750-5833

                              THE MEXICO FUND, INC.
                       2002 ANNUAL MEETING OF STOCKHOLDERS

                   THIS PROXY IS SOLICITED ON BEHALF OF LAXEY
                   AND NOT ON BEHALF OF THE BOARD OF DIRECTORS
                     OR MANAGEMENT OF THE MEXICO FUND, INC.

         The undersigned appoints [_____________ and ________________] and each of them, attorneys and agents with full power of substitution to vote, as designated below, all shares of Common Stock of The Mexico Fund, Inc. (the "Fund") which the undersigned would be entitled to vote if personally present at the 2002 Annual Meeting of Stockholders of the Fund, and including at any adjournments or postponements thereof and at any special meeting called in lieu thereof.

         The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Fund held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.



                (Continued and to be signed on the reverse side)

                 LAXEY RECOMMENDS A VOTE FOR THE ELECTION OF THE
              LAXEY NOMINEES, FOR THE TERMINATION OF THE INVESTMENT
            ADVISORY AGREEMENT, AGAINST THE APPROVAL OF THE ADVISORY
              FEE, FOR THE ADOPTION OF THE FUND'S SHARE REPURCHASE
                      POLICY AND FOR THE OPEN-END PROPOSAL

1.  To elect Javier Lozano Alarcon to the Board of Directors of the Fund;

    FOR  [_____]                     WITHHOLD AUTHORITY  [_____]

2.  To elect Xavier Cervantes y Omana to the Board of Directors of the Fund;

    FOR  [_____]                     WITHHOLD AUTHORITY [_____]

3. To terminate the Investment Advisory Agreement effective within sixty (60) days after the 2002 Annual Meeting of Stockholders.

    FOR  [_____]                 AGAINST [_____]                ABSTAIN [_____]

4. To approve an additional performance fee component to the Fund's investment advisory fee (the "Advisory Fee").

    FOR  [_____]                 AGAINST [_____]                ABSTAIN [_____]

5. To approve the adoption of a share repurchase policy requiring the Fund, on a periodic basis, to offer to repurchase in-kind Fund shares at no less that 98% of net asset value.

    FOR  [_____]                 AGAINST [_____]                ABSTAIN [_____]

6. To consider a stockholder proposal that the stockholders of the Fund recommend that the Board of Directors expedite the process to convert the Fund to an open-end investment management company (the "Open-End Proposal").

    FOR  [_____]                 AGAINST [_____]                ABSTAIN [_____]

7. In their discretion, the herein named attorneys and proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting, of which such persons are not made aware within a reasonable period of time prior to the Annual Meeting.

DATED:
      ------------------------------------

Please Sign Exactly As Name Appears On This Proxy.

---------------------------------------------------------

(signature)

---------------------------------------------------------
(signature, if held jointly)

---------------------------------------------------------
(title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.

                                   IMPORTANT:

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE!

IF YOU NEED ASSISTANCE WITH THIS PROXY CARD, PLEASE CALL INNISFREE M&A INCORPORATED TOLL FREE AT (888) [________].